Exhibit 99.1

Lantronix Reports Results for Second Quarter of Fiscal 2023

•	Second Quarter Net Revenue of $31.5 Million, Down 6 Percent Year-Over-Year and 1 Percent Sequentially
•	Second Quarter GAAP EPS of ($0.07) vs. ($0.08) in the Prior Year
•	Second Quarter Non-GAAP EPS of $0.04 vs. $0.10 in the Prior Year

IRVINE, Calif., Feb. 9, 2023 – Lantronix Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Industrial Internet of Things (IoT) and the Intelligent IT market, today reported results for its second quarter of fiscal 2023.

Net revenue totaled $31.5 million, down 6 percent year-over-year and down 1 percent sequentially.

GAAP EPS of ($0.07), compared to ($0.08) in the prior year and ($0.05) in the prior quarter.

Non-GAAP EPS of $0.04, compared to $0.10 in the prior year and $0.07 in the prior quarter.

Business Outlook

The company currently expects full year fiscal 2023 revenues in a range of $135 to $145 million, up 4 percent to 12 percent year-over-year, and non-GAAP EPS in a range of $0.27 to $0.33 per share, flat to down 22 percent year-over-year.

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast on Thursday, Feb. 9, 2023, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the second quarter of fiscal 2023 that ended Dec. 31, 2022. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q2 FY 2023 call. The webcast will be available simultaneously via the investor relations section of the Company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on Thursday, Feb. 9, 2023, at the Lantronix website. A telephonic replay will also be available through Feb. 16, 2023, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 3746642.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

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Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for fiscal 2023. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to successfully convert our backlog and current demand;  the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic, the war between Ukraine and Russia or other causes; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on Aug. 29, 2022, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, filed with the SEC on November 9, 2022, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2023 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,	June 30,
	2022	2022

Assets
Current assets:
Cash and cash equivalents	$6,805	$17,221
Accounts receivable, net	27,675	26,262
Inventories, net	49,156	37,679
Contract manufacturers' receivables	2,784	3,454
Prepaid expenses and other current assets	3,625	5,417
Total current assets	90,045	90,033
Property and equipment, net	5,081	3,652
Goodwill	27,151	20,768
Purchased intangible assets, net	14,113	14,559
Lease right-of-use assets	10,836	8,037
Other assets	559	325
Total assets	$147,785	$137,374

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$16,717	$20,644
Line of credit	2,000	–
Accrued payroll and related expenses	3,209	4,729
Current portion of long-term debt, net	2,224	1,671
Other current liabilities	15,325	8,477
Total current liabilities	39,475	35,521
Long-term debt, net	17,723	14,274
Other non-current liabilities	11,069	7,683
Total liabilities	68,267	57,478

Commitments and contingencies

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	292,930	289,046
Accumulated deficit	(213,787)	(209,525)
Accumulated other comprehensive income	371	371
Total stockholders' equity	79,518	79,896
Total liabilities and stockholders' equity	$147,785	$137,374

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

Net revenue	$31,506	$31,795	$33,681	$63,301	$61,386
Cost of revenue	17,712	17,759	19,241	35,471	34,483
Gross profit	13,794	14,036	14,440	27,830	26,903
Operating expenses:
Selling, general and administrative	9,813	9,157	8,935	18,970	16,841
Research and development	5,084	4,526	4,310	9,610	8,351
Restructuring, severance and related charges	82	92	167	174	709
Acquisition-related costs	102	213	68	315	609
Fair value remeasurement of earnout consideration	(673)	–	1,259	(673)	1,259
Amortization of purchased intangible assets	1,497	1,419	1,440	2,916	2,633
Total operating expenses	15,905	15,407	16,179	31,312	30,402
Loss from operations	(2,111)	(1,371)	(1,739)	(3,482)	(3,499)
Interest expense, net	(354)	(262)	(595)	(616)	(974)
Other income (expense), net	(26)	34	45	8	(57)
Loss before income taxes	(2,491)	(1,599)	(2,289)	(4,090)	(4,530)
Provision for income taxes	118	54	106	172	148
Net loss	$(2,609)	$(1,653)	$(2,395)	$(4,262)	$(4,678)
Net loss per share - basic and diluted	$(0.07)	$(0.05)	$(0.08)	$(0.12)	$(0.15)
Weighted-average common shares - basic and diluted	36,352	35,406	31,848	35,883	30,540

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

GAAP net loss	$(2,609)	$(1,653)	$(2,395)	$(4,262)	$(4,678)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	61	51	100	112	200
Employer portion of withholding taxes on stock grants	–	12	7	12	8
Amortization of manufacturing profit in acquired inventory	80	24	200	104	380
Depreciation and amortization	118	130	128	248	264
Total adjustments to cost of revenue	259	217	435	476	852
Selling, general and administrative:
Share-based compensation	1,434	1,405	1,178	2,839	2,304
Employer portion of withholding taxes on stock grants	10	132	91	142	104
Depreciation and amortization	260	155	75	415	142
Total adjustments to selling, general and administrative	1,704	1,692	1,344	3,396	2,550
Research and development:
Share-based compensation	370	332	222	702	477
Employer portion of withholding taxes on stock grants	2	22	10	24	18
Depreciation and amortization	63	64	74	127	145
Total adjustments to research and development	435	418	306	853	640
Restructuring, severance and related charges	82	92	167	174	709
Acquisition related costs	102	213	68	315	609
Fair value remeasurement of earnout consideration	(673)	–	1,259	(673)	1,259
Amortization of purchased intangible assets	1,497	1,419	1,440	2,916	2,633
Litigation settlement cost	80	–	–	80	–
Total non-GAAP adjustments to operating expenses	3,227	3,834	4,584	7,061	8,400
Interest expense, net	354	262	595	616	974
Other (income) expense, net	26	(34)	(45)	(8)	57
Provision for income taxes	118	54	106	172	148
Total non-GAAP adjustments	3,984	4,333	5,675	8,317	10,431
Non-GAAP net income	$1,375	$2,680	$3,280	$4,055	$5,753

Non-GAAP net income per share - diluted	$0.04	$0.07	$0.10	$0.11	$0.18

Denominator for GAAP net loss per share - diluted	36,352	35,406	31,848	35,883	30,540
Non-GAAP adjustment	819	1,777	2,145	1,126	1,964
Denominator for non-GAAP net income per share - diluted	37,171	37,183	33,993	37,009	32,504

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Six Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Embedded IoT Solutions	$13,668	$15,095	$15,604	$28,763	$27,980
IoT System Solutions	14,913	14,621	16,366	29,534	29,524
Software & Services	2,925	2,079	1,711	5,004	3,882
	$31,506	$31,795	$33,681	$63,301	$61,386

	Three Months Ended			Six Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Americas	$19,688	$20,930	$20,073	$40,618	$38,300
EMEA	4,905	5,201	5,751	10,106	10,410
Asia Pacific Japan	6,913	5,664	7,857	12,577	12,676
	$31,506	$31,795	$33,681	$63,301	$61,386

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